U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

OCTOBER 4,  2011

Date of Report (Date of earliest event Reported)

MESA LABORATORIES, INC.

(Exact Name of Small Business Issuer as Specified in its Charter)

Commission File Number: 0-11740

COLORADO	84-0872291
(State or other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD,
COLORADO	80228
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s telephone number, including area code: (303) 987-8000

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

Mesa Laboratories, Inc., on September 15, 2011, was contacted by the Staff at Nasdaq informing the Company that in its Definitive Proxy Statement filed August 11, 2011, Mr. Luke R. Schmieder, a non-independent director, served on the Nominating Committee.  Therefore, the Company was advised by Staff that it did not comply with Listing Rule 5605(e), which requires independent director oversite of director nominations.  On September 21, 2011 the Company notified the Staff that its Board of Directors had reconstituted the Committee, such that it now consists solely of independent directors.  The Staff has determined that the Company has regained compliance with Rule 5605(e), and the matter is now closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESA LABORATORIES,
INC.
(Issuer)

DATED: October 7, 2011	BY:	/s/ John J. Sullivan

John J. Sullivan, Ph.D.
Chief Executive Officer, President, Treasurer and Director